FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015 (May 4, 2015)

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact name of registrant as specified in its charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On May 4, 2015, Michael Dance notified Essex Property Trust, Inc. (the "Company") that he is retiring from his position as Chief Financial Officer, effective as of September 30, 2015. He will continue in an advisory capacity with the Company until January 2016. Mr. Dance' s retirement was not due to any disagreement by him with the Company regarding its operations, policies or practices.

The Board of Directors of the Company has appointed Angela Kleiman, age 45, who is currently the Company's Senior Vice President of Portfolio Management, to succeed Mr. Dance. She will become Chief Financial Officer effective as of September 30, 2015. Ms. Kleiman joined the Company in 2009 to lead its co-investment platform. Since joining the Company, she has assumed additional responsibilities such as leading the economic research, financial planning and analysis and investor relations departments. Before joining the Company, Ms. Kleiman had over 15 years of professional experience in REIT investment banking and investment management. She holds a M.B.A from Kellogg School of Management and a B.S. from Northwestern University.

There is no arrangement or understanding between Ms. Kleiman and any other person pursuant to which Ms. Kleiman was appointed as the Chief Financial Officer of the Company. There are no transactions in which Ms. Kleiman has an interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Kleiman will participate in the usual compensation and benefit programs available to an executive officer of the Company. The Company and Ms. Kleiman will enter into an indemnification agreement in substantially the same form as the Company has entered into with its existing executive officers.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated May 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President and Chief Financial Officer
Date: May 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essex Portfolio, L.P.
By: Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President and Chief Financial Officer
Date: May 7, 2015